INCOME TAXES	12 Months Ended
May 31, 2020
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 22 – INCOME TAXES

The Company accounts for income taxes under FASB ASC 740-10, which provides for an asset and liability approach of accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributed to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts calculated for income tax purposes.

As of May 31, 2020 and 2019, the Company had incurred a net operating loss and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.

The Company’s tax rate was reduced from 34% for the year ended May 31, 2018 to 21% for the year ended May 31, 2020 and 2019 due to changes in the federal income tax rate enacted by the 2018 Tax Cuts and Jobs Act. The tax effects of the temporary differences that give rise to the Company’s estimated deferred tax assets and liabilities are as follows:

	May 31,	May 31,
	2020	2019
Federal and state statutory rate	21%	21%
Net operating loss carry forwards	2,538,429	3,001,749
Valuation allowance for deferred tax assets	(2,538,429)	(3,001,749)
Net deferred tax assets	-	-

Section 280E of the Internal Revenue Code, as amended, prohibits businesses from deducting certain expenses associated with trafficking controlled substances (within the meaning of Schedule I and II of the Controlled Substances Act). The IRS has invoked Section 280E in tax audits against various cannabis businesses in the U.S. that are permitted under applicable state laws. Although the IRS has issued a clarification allowing the deduction of certain expenses, the bulk of operating costs and general administrative costs are generally not permitted to be deducted. The operations of certain of the Company’s subsidiaries are subject to Section 280E. This results in permanent differences between ordinary and necessary business expenses deemed non-deductible under IRC Section 280E. Therefore, the effective tax rate can be highly variable and may not necessarily correlate with pre-tax income or loss.

As of May 31, 2020 and 2019, the Company had net operating loss carry forwards of approximately $12,087,758 and $14,294,045 available to offset future taxable income.  The net operating loss carry forwards, if not utilized, will begin to expire in 2037.

Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realized. Accordingly, the Company has provided for a full valuation allowance against its net deferred tax assets at May 31, 2020 and 2019.  The Company had no uncertain tax positions as of May 31, 2020.